UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 9, 2025
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400 Houston, TX, 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On July 9, 2025, Flotek Industries, Inc. (the “Company”) held a special meeting of stockholders of the Company (the “Special Meeting”). At the Special Meeting, the Company’s stockholders: (1) approved the issuance of common stock underlying the April 2025 Warrant (as such term is defined in the Company’s definitive Proxy Statement dated May 28, 2025 and filed with the SEC on May 29, 2025 (the “May 2025 Proxy Statement”)) held by ProFrac GDM, LLC and (2) approved the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth in the May 2025 Proxy Statement.
A total of 23,509,819 shares of common stock of the Company attended the Special Meeting by proxy or in person, representing 78.8% of the Company’s outstanding common stock entitled to vote as of May 19, 2025, the record date. The results of the voting were as follows:
Item 1: Approval of the issuance of common stock underlying the April 2025 Warrant held by ProFac GDM, LLC.

For	Against	Abstain	Broker Non-Votes
23,455,215	49,281	5,323	—
Item 2: Approval of the adjournment of the Special Meeting, if deemed necessary or appropriate, to solicit additional proxies in favor of any or all of the items set forth in the May 2025 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
23,339,264	166,691	3,864	—
Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of the approval of the issuance of common stock underlying the April 2025 Warrant held by ProFac GDM, LLC.

Item 7.01	Regulation FD Disclosure
As previously disclosed, in connection with its recent acquisition of certain gas distribution assets, the Company agreed to register the resale of the shares of common stock underlying the April 2025 Warrant pursuant to the terms of an existing registration rights agreement between the Company and ProFrac Holding Corp. and its affiliates. As a result, the Company expects to file with the U.S. Securities and Exchange Commission a registration statement on Form S-3 for the purpose of registering the resale of the shares of common stock underlying the April 2025 Warrant and also for the purpose of replacing the Company’s shelf registration statement that expired in May 2025. This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
Forward -Looking Statements
Certain statements set forth in this Current Report on Form 8-K constitute forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) regarding the Company’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, projects, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Current Report on Form 8-K. Although forward-looking statements in this Current Report on Form 8-K reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: July 9, 2025	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer